EXHIBIT 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of ZEC, Inc. (the “Company”), for the year ended December 31, 2015, as filed with the Securities and Exchange Commission (the “Report”), the undersigned, E. Thomas Layton, Chief Executive Officer, Chief Financial Officer, and Chief Accounting Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

(1)   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)   The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

By:

/s/ E. Thomas Layton

E. Thomas Layton

Chief Executive Officer,

Chief Financial Officer, and

Chief Accounting Officer

Dated: March 17, 2016